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                                                                   Exhibit 10.19


                                   ASSIGNMENT


            THIS ASSIGNMENT is made the 4th day of August 1999, between Telxon Corporation of 3330 West Market Street, P.O. Box 5582, Akron, Ohio 44334-0582, U.S.A., a Corporation of the State of Delaware (hereinafter called "the Assignor") of the one part, and


            Aironet WirelessCommunications, Inc. of 3875 Embassy Parkway, Akron, Ohio 44334-0292, U.S.A., a Corporation of the State of Ohio (hereinafter called "the Assignee") of the other part.


            WHEREAS the Assignor is the registered Applicant of European Patent Application No. 97931146.1 (hereinafter called "the Application")


            NOW THIS ASSIGNMENT WITNESSES and it is hereby agreed between the parties hereto as follows:


            In consideration of the sum of $10.00 now paid by the Assignee to the Assignor (the receipt of which sum the Assignor hereby acknowledges) the Assignor hereby assigns absolutely to the Assignee the Application, the right, title and interest therein in all Contracting States of the European Patent Convention, including all rights which may arise under s30(7) of the U.K. Patents Act 1977, the right to apply for, prosecute and obtain patent or similar protection throughout the world in respect of the invention claimed in the Application; and the right to claim priority therefrom to the intent that the grant of any patents or similar protection shall be in the name of and vest in the Assignee.

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            IN WITNESS WHEREOF the Assignor and the Assignee have executed this
            Assignment the day and year first above mentioned.



            Signed on behalf of the ASSIGNOR
            Telxon Corporation



            /s/Glenn S. Hansen
            ----------------------------
            Signature

            Glenn S. Hansen                 Vice President, Legal Administration
            ----------------------------    ------------------------------------
            Name                            Capacity


            Signed on behalf of the ASSIGNEE
            Aironet Wireless Communications, Inc.

            /s/Roger J. Murphy
            ----------------------------
            Signature


            Roger J. Murphy                 President & C.E.O.
            ----------------------------    ------------------------------------
            Name                            Capacity